UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 9, 2014

SWISSINSO HOLDING INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-151909	90-0620127
(Commission File Number)	(IRS Employer Identification No.)

PSE – Parc Scientifique de l’EPFL, Route J.D. Colladon, Building D, 3rd Floor, 1015 Lausanne, Switzerland

 (Address of Principal Executive Offices, Zip Code)

011 41 21 693 8640

(Registrant's Telephone Number, Including Area Code)

____________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 9, 2014, Pierre Galster resigned as Chief Financial Officer of the Registrant, and Clive D. Harbutt was appointed Chief Financial Officer of the Registrant.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On September 9, 2014, SwissINSO Holding Inc. (the “Registrant”) issued the press release attached as Exhibit 99.1 to this Form 8-K, which is hereby incorporated by reference. This Report and the Exhibit are furnished to, and not filed with, the Commission.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press release dated September 9, 2014.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWISSINSO HOLDING INC.

September 15, 2014	By	/s/ Rafic Hanbali
Name: Rafic Hanbali
Title: Chief Executive Officer